UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2004

ITC^DELTACOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 O.G. Skinner Drive West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 385-8000

Not applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

On March 23, 2004, ITC^DeltaCom, Inc. issued a press release regarding the withdrawal of its previously announced private offering of senior notes. A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed pursuant to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
99.	Press release dated March 23, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.

Date: March 24, 2004	/s/ J. Thomas Mullis
J. Thomas Mullis
Senior Vice President-Legal and Regulatory

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Exhibit Index

Exhibit Number	Exhibit Description
99	Press release dated March 23, 2004.

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